UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

October 27, 2006

(Date of earliest event reported)

October 27, 2006

St. Joseph Capital Corporation

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-6581

35-1977746

(Commission File Number)

           (I.R.S. Employer Identification Number)

3820 Edison Lakes Parkway, Mishawaka, Indiana

46545

              (Address of principal executive offices)

(Zip Code)

(800) 890-2798

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 27, 2006, the Company issued a press release announcing its financial results for the three- and nine-month periods ended September 30, 2006.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.  Other Events

On October 27, 2006 the Company issued a press release announcing the declaration of a quarterly dividend, along with its financial results for the three and nine-month periods ended September 30, 2006.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)

Exhibits

99.1 Press release dated October 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. JOSEPH CAPITAL CORPORATION

Dated:  October 27, 2006

By:

/s/ Mark E. Secor

Mark E. Secor

Executive Vice President

and Chief Financial Officer

News Release

Contacts:

John Rosenthal: 574-273-9700

Mark Secor:  800-890-2798

Fax:  574-243-9670

E-mail: jrosenthal@sjcb.com

             msecor@sjcb.com

FOR RELEASE after 12:00 p.m. EST, October 27, 2006

St. Joseph Capital Corporation Announces Third Quarter Results and Merger with Old National Bancorp

Mishawaka, Indiana – October 27, 2006 – The chairman, president and chief executive officer of St. Joseph Capital Corporation (Nasdaq SC:SJOE), John W. Rosenthal, Sr., today announced that the Company’s consolidated net income for the three month period ended September 30, 2006, was $707,000, a decrease of 12% compared to the same quarter a year ago.  While third quarter earnings decreased from the same quarter a year ago, they increased by $125,000 or 17.7% compared to the second quarter of 2006. Earnings per common share (EPS) for the three months ended September 30, 2006 decreased to $0.40 basic and $0.38 fully-diluted, compared to $0.46 basic and $0.43 fully-diluted EPS for the three months ended September 30, 2005.

Total assets as of September 30, 2006 reached $477.3 million, an increase of $26.6 million or 5.6% compared to September 30, 2005.  Loan growth during the third quarter remained strong, increasing by $8.7 million or 2.4% over last quarter and $27.1 million, or 7.6% from a year ago.  The attached financial statements provide additional information and performance measurements.

In addition to disclosing third quarter results, Chairman Rosenthal announced that a quarterly dividend of $0.06 per common share would be paid on December 15, 2006 to shareholders of record on December 1, 2006.

Earlier this week, St. Joseph Capital Corporation announced its intention to merge with Old National Bancorp (NYSE:ONB).  Old National has signed a definitive agreement to acquire all of the common stock of SJOE for $40.00 per share in an all cash transaction.  The transaction is scheduled to close in the first quarter of 2007 pending regulatory and shareholder approval.  A special meeting of shareholders to approve the agreement will be held in the first quarter of 2007.

St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana.  Its primary operating subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area.  St. Joseph Capital Bank employs numerous delivery channels for their financial services including a unique courier service and electronic banking accessed via their website, www.sjcb.com. St. Joseph Capital Bank is a member of the Federal Deposit Insurance Corporation.

This news release is believed accurate as of the date it was issued. However, it may become outdated over time, and should not be relied on as factually correct after its issue date.

#####

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; unexpected events involving the proposed merger with Old National Bancorp; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by St. Joseph Capital Corporation with the Securities and Exchange Commission. St. Joseph Capital Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ST. JOSEPH CAPITAL CORPORATION

Consolidated Statements of Operations (Unaudited)

(Dollars in thousands, except per share data)

Three Months Ended

Nine Months Ended

Sept. 30, 2006

Sept. 30, 2005

Sept. 30, 2006

Sept. 30, 2005

Interest income

Loans, including fees

$

5,974

$

4,775

$

17,034

$

12,885

Securities and other interest income

907

916

2,645

2,789

6,881

5,691

19,679

15,674

Interest expense

Deposits

3,822

2,341

10,175

5,997

Securities sold under agreements

to repurchase and other borrowings

873

766

2,741

2,023

4,695

3,107

12,916

8,020

Net interest income

2,186

2,584

6,763

7,654

Provision for loan losses

(317)

-

(317)

-

Net interest income after provision for loan losses

2,503

2,584

7,080

7,654

Noninterest income

Service charges on deposit accounts

118

97

310

320

Other noninterest income

136

135

472

407

254

232

782

727

Noninterest expense

Employee compensation and benefits

1,255

1,204

3,789

3,478

Stock option expense

59

35

169

105

Occupancy and equipment expense

134

135

409

381

Fraud Loss

-

-

52

-

Other expense

366

371

1,114

1,211

1,814

1,745

5,533

5,175

Income before income taxes

943

1,071

2,329

3,206

Income tax expense

236

268

529

792

Net income

$

707

$

803

$

1,800

$

2,414

Basic income per common share

$

.40

$

.46

$

1.02

$

1.39

Diluted income per common share

$

.38

$

.43

$

.97

$

1.29

ST. JOSEPH CAPITAL CORPORATION

Condensed Consolidated Balance Sheets (Unaudited)

(Dollars in thousands)

September 30, 2006

September 30, 2005

ASSETS

Total cash and cash equivalents

$

22,274

$

18,936

Securities available for sale

79,363

84,718

Federal Home Loan Bank (FHLB) stock

3,227

3,152

Loans receivable

358,103

330,972

Less: Allowance for loan losses

3,178

3,578

       Loans receivable, net

354,925

327,394

Premises and equipment, net

3,168

3,294

Interest receivable and other assets

14,366

13,273

Total assets

$

477,323

$

450,767

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Total deposits

$

379,706

$

332,876

Federal fund purchased

-

15,400

Securities sold under agreements to repurchase

12,240

6,120

FHLB advances

43,000

57,000

Subordinated debentures

8,000

8,000

Interest payable and other liabilities

3,083

2,834

Total liabilities

446,029

422,230

Total shareholders’ equity

31,294

28,537

Total liabilities and shareholders’ equity

$      477,323

$        450,767

St. Joseph Capital Corporation
Selected Quarterly Consolidated Financial Data (Unaudited)
(Dollars in thousands, except per share data)
	Three Months	Three Months	Three Months	Three Months	Three Months
	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005

EARNINGS
Net interest income	$ 2,186	$ 2,206	$ 2,371	$ 2,556	$ 2,584
Provision for loan loss	(317)	-	-	-	-
Noninterest income	254	282	246	229	232
Noninterest expense	1,814	1,752	1,967	1,672	1,745
Net income	$ 707	$ 582	$ 511	$ 806	$ 803
Basic earnings per share	$ 0.40	$ 0.33	$ 0.29	$ 0.46	$ 0.46
Diluted earnings per share	$ 0.38	$ 0.31	$ 0.28	$ 0.43	$ 0.43
Average shares outstanding	1,784,304	1,768,726	1,758,269	1,749,120	1,746,401
Average diluted shares outstanding	1,860,425	1,856,690	1,854,894	1,855,800	1,875,652

PERFORMANCE RATIOS
Return on average assets*	0.60%	0.50%	0.46%	0.71%	0.72%
Return on average common equity *	9.44%	7.92%	7.24%	11.49%	11.58%
Net interest margin (fully-tax equivalent)*	2.07%	2.14%	2.37%	2.53%	2.60%
Efficiency ratio	74.34%	70.42%	75.16%	60.04%	61.97%

CAPITAL
Average equity to average assets	6.3%	6.4%	6.3%	6.2%	6.2%
Tier 1 leverage capital ratio	8.7%	8.5%	8.6%	8.5%	8.4%
Tier 1 risk-based capital ratio	11.1%	10.8%	10.9%	10.7%	10.8%
Total risk-based capital ratio	12.0%	11.8%	11.9%	11.7%	11.8%
Book value per share	17.46	16.54	16.63	16.53	16.32

ASSET QUALITY
Net charge-offs	$ 83	$ -	$ -	$ -	$ -
Net charge-offs to average loans *	0.02%	0.00%	0.00%	0.00%	0.00%
Allowance for loan losses	$ 3,178	$ 3,578	$ 3,578	$ 3,578	$ 3,578
Allowance for loan losses to total loans	0.89%	1.02%	1.03%	1.06%	1.08%
Nonperforming loans	$ 12	$ 83	$ -	$ -	$ -
Other real estate owned	$ -	$ -	$ -	$ -	$ -
Nonperforming loans to total loans	0.00%	0.02%	0.00%	0.00%	0.00%
Nonperforming assets to total assets	0.00%	0.02%	0.00%	0.00%	0.00%

END OF PERIOD BALANCES
Total assets	$ 477,323	$ 490,906	$ 460,780	$ 481,128	$ 450,767
Total earning assets	441,696	454,296	431,952	425,934	415,748
Total loans	358,103	349,400	345,953	338,705	330,972
Total deposits	379,706	376,251	330,081	343,398	332,876
Stockholders' equity	31,294	29,440	29,596	28,941	28,537

AVERAGE BALANCES
Total assets	$ 468,809	$ 463,556	$ 451,645	$ 447,615	$ 440,751
Total earning assets	440,563	436,081	425,312	419,884	413,442
Total loans	351,609	347,900	338,723	331,579	317,514
Total deposits	364,357	348,202	343,345	346,684	337,573
Stockholders’ equity	29,727	29,483	28,608	27,819	27,519

* annualized for quarterly data